CONSOLIDATED STATEMENTS OF CASH FLOWS (Parentheticals) - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Reconciliation to amounts on consolidated balance sheets:
Cash and cash equivalents - continuing operations	¥ 860,455	¥ 1,904,674	¥ 863,118
Restricted cash - continuing operations	23,525	15,000	10,792
Total cash and cash equivalents and restricted cash at end of year	¥ 883,980	¥ 1,919,674	¥ 873,910